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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated September 23, 2015
to
Prospectus dated March 11, 2015

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated March 11, 2015, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 40 of the Prospectus before you decide to invest in our common shares.

 Decrease in Public Offering Price

        On September 22, 2015, we decreased our public offering price from $9.25 per share to $9.00 per share. The decrease in the public offering price was effective as of the Company's September 23, 2015 weekly closing and first applied to subscriptions received from September 16, 2015 through September 22, 2015. In accordance with our share pricing policy, our board of trustees determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share to an amount more than 2.5% below our then-current net offering price.

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  Filed pursuant to Rule 497 File No. 333-199777
Decrease in Public Offering Price